Exhibit 99.1

                        FIFTH AMENDMENT TO THIRD RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT

         This Fifth Amendment to Third Restated Revolving Credit Loan Agreement ("Amendment") is dated July 30, 2009 ("Effective Date"), by and between AAON, INC., an Oklahoma corporation ("AAON") and AAON COIL PRODUCTS, INC., A Texas corporation (formerly known as CP/AAON, INC. ("CP/AAON") (separately and collectively, the "Borrower") and BANK OF OKLAHOMA, N.A. ("Lender").

                                    RECITALS

         A. Reference is made to the Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, by and between Borrower and Lender (as amended July 30, 2005, July 30, 2006, July 30, 2007 and July 30, 2008, the
"Credit Agreement"), pursuant to which currently exists a $15,150,000 Revolving Credit Loan.

         B. Borrower has requested that Lender extend the Termination Date of the Commitment and the maturity date of the Revolving Credit Note to July 30, 2010; and Lender has agreed to such request, subject to the terms and conditions set forth below.

                                    AGREEMENT

         For valuable consideration received, Borrower and Lender agree to the following:

         1. Definitions. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         2.   Amendments to Third Restated Revolving Credit Loan Agreement.

                  2.1. Section 1.20 (Letter of Credit Fee) is hereby amended to read as follows:

                           "1.20  "Letter of Credit Fee" means a fee of two and
                  one-half percent (2 1/2%) per annum on the face amount of any Letter of Credit issued hereunder, including any renewals thereof, payable quarterly in arrears and on the expiration or termination thereof."

                  2.2. Section 1.41 (Termination Date) is hereby amended to evidence that the date "July 30, 2009" shall now mean and read "July 30, 2010."


                  2.3. Sections (1) and (2) of Section 2.51 (Rates) are hereby amended to read as follows:

                           "(1)  For a Prime Loan at a rate equal to the Prime
                  Rate, floating, per annum; provided, that in no event shall the interest rate accruing on a Prime Loan be less than four percent (4%) per annum.

                                      (1)

                            (2) For a LIBOR Loan at a rate equal to the LIBOR Interest Rate, plus two and one half percent (2.5%) per annum; provided, that in no event shall the interest rate accruing on a LIBOR Loan be less than four percent (4%) per annum."

         3. Conditions Precedent. The modifications to the Credit Agreement set forth in this Amendment shall be effective from and after the Effective Date, subject to the Borrower's satisfaction of each of the following conditions precedent:

                  3.1. Loan Documents. The Borrower shall have duly and validly authorized, executed and delivered to the Lender the following documents, each in form and substance satisfactory to the Lender:

                           3.1.1.  This Amendment;

                           3.1.2. The renewal Revolving Credit Note, in form and content as set forth on Schedule "3.1.2" attached to this Amendment; and

                           3.1.3.  Any other instruments, documents or
                  agreements reasonably requested by Lender in connection herewith.

                  3.2. No Default. No Initial Default or Matured Default shall have occurred and be continuing.

                  3.3. Legal Matters. All legal matters incident to this Amendment and the transactions contemplated hereby shall be satisfactory to the Lender and its legal counsel.

                  3.4. Ratification of Guaranty. Guarantor, by execution of the ratification following the signature page hereof, hereby agrees to this Amendment and hereby ratifies and confirms the Guaranty; and further confirms that, after giving effect to the amendments provided for herein, the Guaranty shall continue in full force and effect, and that each representation and warranty set forth therein remains true and correct as of the date hereof.

         4.   REPRESENTATIONS AND WARRANTIES.

                  4.1. Reaffirmation. The Borrower confirms that all representations and warranties made by it in the Credit Agreement are and will be true and correct on the Effective Date except to the extent such representations and warrants specifically refer to an earlier date, and all of such representations and warranties are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further confirms that all information contained in the Schedules attached to the Credit Agreement is and will continue to be complete an accurate as of the Effective Date.

                  4.2. Additional Representations and Warranties. The Borrower further represents and warrants to the Lender that:

                           4.2.1. The Borrower has all power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment), and the other Loan Documents.

                           4.2.2. This Amendment, the Credit Agreement (as amended by this Amendment), and other Loan Documents are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

                                      (2)

                           4.2.3. The execution, delivery and performance of this Amendment, the Credit Agreement (as amended by this Amendment), and the other Loan Documents by the Borrower do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents, of the Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower is subject or by which the assets and property of the Borrower are bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower is a party, other than the obligations of the Borrower in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower's ability to perform its obligations under the Credit Agreement and other Loan Documents.

         5. MISCELLANEOUS.

                  5.1. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Third Restated Revolving Credit Loan Agreement " appearing in any of the Loan Documents shall hereafter be deemed references to the Third Restated Revolving Credit Loan Agreement as amended, modified and supplemented by this Amendment.

                  5.2. Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

                  5.3. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

                  5.4. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis, counsel to the Lender, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

                  5.5. Release of Lender. The Borrower hereby releases the Lender from any and all claims, known or unknown, which may have arisen in connection with the Credit Agreement on or prior to the Effective Date.

                                      (3)

                  5.6. No Course of Dealing. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Lender's part to grant other or future amendments, should any be requested.

                  5.7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  5.8.  USA Patriot Act Notification.   IMPORTANT INFORMATION
         ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.   To help the government
         fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see borrower's legal organizational documents or other identifying documents.


                            [SIGNATURE PAGE FOLLOWS]

                                      (4)

                             "Borrower"

                             AAON, INC., an Oklahoma corporation


                             By
                                ---------------------------------------------
                                 Norman H. Asbjornson, President



                             AAON COIL PRODUCTS, INC., a Texas
                             corporation (formerly known as CP/AAON, Inc.)


                             By
                                ---------------------------------------------
                                   Norman H. Asbjornson, President



                             "Lender"

                             BANK OF OKLAHOMA, N.A.


                             By
                               ----------------------------------------------
                                  Kristin A. McCoy, Vice President

                                      (5)

                            RATIFICATION OF GUARANTY
                            ------------------------


         As inducement for the Lender to enter into the Fifth Amendment to Third Restated Revolving Credit Loan Agreement ("Amendment") dated effective July 30, 2009, to which this Ratification is affixed, the undersigned Guarantor hereby agrees to such Amendment and further hereby ratifies and confirms its Guaranty Agreement.



                                          AAON, INC., A Nevada corporation



                                          By:  ________________________________
                                                Norman H. Asbjornson, President

                                      (6)

                                Schedule "3.1.2"

                                 PROMISSORY NOTE

$15,150,000                                              Effective July 30, 2009
                                                                 Tulsa, Oklahoma


         FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND and no/100 DOLLARS ($15,150,000.00), or, if less, the aggregate sum of unpaid advances made by Lender to Maker pursuant to the terms and conditions of the Third Restated Revolving Credit Agreement dated July 30, 2004, between Maker and Lender (as amended from time to time, the "Credit Agreement"), as follows:

         a.       Principal. Principal shall be payable on July 30, 2010
                  ("Maturity").

         b. Interest. Interest shall be payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and at Maturity, commencing July 31, 2009, based upon the type of loan and interest rate related thereto, as more specifically described in the Credit Agreement, which terms are incorporated herein by reference.

         This Note is the "Revolving Credit Note" referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms used herein shall have the meanings ascribed to them in the Credit Agreement, unless specifically defined herein.

         All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

                                       (7)

         From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

         The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

         This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

         This Note is an extension and renewal of the $15,150,000.00 Promissory Note dated effective July 30, 2008 payable by Maker to Lender.


                                        "Maker"


                                        AAON, INC., an Oklahoma corporation


                                        By __________________________________
                                            Norman H. Asbjornson, President



                                        AAON COIL PRODUCTS, INC.,
                                        a Texas corporation (formerly known as
                                        CP/AAON, Inc.)


                                        By __________________________________
                                            Norman H. Asbjornson, President


                                      (8)